UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2009

Portfolio Manager Commentary

To Our Shareholders—November 23, 2009

This report provides management’s discussion of Portfolio performance for the one portfolio of the Sanford C. Bernstein Fund II, Inc. for the annual reporting period ended September 30, 2009.

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and Agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others.

The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Not more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 4 shows performance for the Portfolio compared with its benchmark, the Barclays Capital Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2009.

The Portfolio outperformed the benchmark for the six- and 12-month periods ended September 30, 2009. The Portfolio’s US Investment Grade: Core Fixed Income Team’s (the “Team’s”) positioning of the Portfolio to capitalize on record wide yield spreads of credit benefited performance for the six- and 12-month periods. The following positions were positive: an overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), allocations in non-investment-grade corporates and an underweight in Treasuries. Leverage did not have any meaningful impact on performance for the six- or 12-month periods.

Market Review and Investment Strategy

The challenges of the latter part of 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the 12-month period ended September 30, 2009, with negative non-government bond returns early in the period reflecting last fall’s financial crisis and risk aversion, while Treasury and government-related debt benefitted from investor risk aversion early in the period and then underperformed later in the period as investor risk appetite returned.

Investment-grade corporate bond spreads during the crisis peaked in excess of 600 basis points over duration matched Treasuries in mid-December 2008. The second half of the 12-month period was marked by historic recovery with investment-grade corporate bonds returning 19.41%; spreads tightened significantly from their wide levels to end the 12-month reporting period at 218 basis points over Treasuries. Spreads on CMBS similarly widened to historically high levels of almost 1600 basis points over Treasuries, before the period ended September 30, 2009, at 537 basis points over Treasuries. CMBS returned –15.14% between September 30, 2008–March 31, 2009 and 26.75% for the second half of the annual period. The events of the past year were historic as non-government bonds completed one of the fastest recoveries on record following the largest downturn on record.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic

(Portfolio Manager Commentary continued on next page)

2009 Annual Report	1

Portfolio Manager Commentary (continued)

recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production has rebounded sharply around the world. In the US, the Institute for Supply Management manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation pressures remain low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the Team’s view, extend the current credit rally. The Team believes opportunities in the credit markets remain compelling, and that investors may likely be rewarded for sticking to a disciplined, long-term approach to asset allocation.

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 4 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Mutual Fund Performance & Holdings” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses, SAIs and Shareholder Reports” at the bottom of any screen. You should read the prospectus carefully before investing. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Aggregate Bond Index represents the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, ABS and CMBS. The Lipper Intermediate-Term Investment Grade Debt Funds Average is the equal-weighted average returns of the funds in the relevant Lipper Inc. category; the average fund in a category may differ in composition from the fund. The Lipper Intermediate-Term Investment Grade Debt Average contains funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio invests principally in bonds and other fixed-income securities. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. The Portfolio can invest up to 25% of its assets in below investment-grade (BB or below) bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the US dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2009 Annual Report	3

Historical Performance (continued from previous page)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2009	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional	14.35%	14.80%	4.75%	—	5.24%	May 17, 2002
Barclays Capital Aggregate Bond Index	5.59	10.56	5.12	—	—
Lipper Intermediate Investment Grade Debt Funds Average	11.43	10.91	3.40	—	—

Taxable Bond Portfolio
Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002.

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper average from the first month-end after the Portfolio’s inception date, May 31, 2002, through September 30, 2009.

Portfolio Summary—September 30, 2009 (Unaudited)

Taxable Bond Portfolio
Intermediate Duration Institutional
Security Type Breakdown*

*	All data are as of September 30, 2009. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

See Historical Performance and Benchmark Disclosures on page 3.

4	Sanford C. Bernstein Fund II, Inc.

Fund Expenses—September 30, 2009 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2009	ENDING ACCOUNT VALUE SEPTEMBER 30, 2009	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,143.52	$2.42	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).

2009 Annual Report	5

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2009

	Principal Amount (000)	U.S. $ Value

CORPORATES—INVESTMENT GRADES–36.9%
Industrial–21.2%
Basic–3.2%
Alcoa, Inc. 6.75%, 7/15/18	$1,025	$1,027,546
ArcelorMittal 6.125%, 6/01/18	2,710	2,669,773
ArcelorMittal USA, Inc. 6.50%, 4/15/14	1,110	1,166,617
BHP Billiton Finance USA Ltd. 5.40%, 3/29/17	200	216,118
7.25%, 3/01/16	2,114	2,434,463
The Dow Chemical Co. 7.375%, 11/01/29	175	182,005
7.60%, 5/15/14	1,422	1,573,086
8.55%, 5/15/19	3,771	4,239,155
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,370	1,517,085
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	1,200	1,276,500
8.375%, 4/01/17	1,310	1,393,512
Inco Ltd. 7.75%, 5/15/12	3,855	4,195,443
International Paper Co. 5.30%, 4/01/15	1,235	1,250,807
7.50%, 8/15/21	1,082	1,146,449
7.95%, 6/15/18	1,530	1,658,456
Ispat Inland ULC 9.75%, 4/01/14	5	5,237
Packaging Corp. of America 5.75%, 8/01/13	885	920,758
PPG Industries, Inc. 5.75%, 3/15/13	2,035	2,151,435
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	2,585	2,779,754
Union Carbide Corp. 7.75%, 10/01/96	745	557,863

		32,362,062

Capital Goods–1.1%
Allied Waste North America, Inc. 6.125%, 2/15/14	85	87,094
Boeing Co. 6.00%, 3/15/19	2,325	2,607,974
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	236	240,222
John Deere Capital Corp. 5.25%, 10/01/12	2,365	2,557,518
Lafarge SA 6.15%, 7/15/11	1,489	1,550,853

	Principal Amount (000)	U.S. $ Value

Tyco International Finance SA 6.00%, 11/15/13	$1,185	$1,270,717
8.50%, 1/15/19	965	1,176,276
United Technologies Corp. 4.875%, 5/01/15	1,419	1,551,975
Vulcan Materials Co. 6.30%, 6/15/13	200	213,952

		11,256,581

Communications—Media–2.1%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	1,245	1,347,547
CBS Corp. 5.625%, 8/15/12	585	606,742
6.625%, 5/15/11	500	523,764
8.875%, 5/15/19	1,255	1,384,183
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	1,140	1,464,898
Comcast Corp. 5.30%, 1/15/14	1,175	1,257,323
5.50%, 3/15/11	150	157,744
DirecTV Holdings LLC 6.375%, 6/15/15	735	744,188
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14(a)	975	977,633
News America Holdings, Inc. 9.25%, 2/01/13	1,370	1,609,386
News America Inc. 6.55%, 3/15/33	760	777,859
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,005	1,238,132
RR Donnelley & Sons Co. 4.95%, 4/01/14	570	548,477
11.25%, 2/01/19	1,395	1,657,134
Time Warner Cable, Inc. 7.50%, 4/01/14	1,140	1,307,501
Time Warner Entertainment Co. 8.375%, 3/15/23	2,480	2,974,859
WPP Finance UK 5.875%, 6/15/14	845	867,707
8.00%, 9/15/14	2,230	2,446,185

		21,891,262

Communications—Telecommunications–4.8%
AT&T Corp. 7.30%, 11/15/11(b)	1,145	1,268,290
8.00%, 11/15/31(b)	370	461,034
British Telecommunications PLC 5.15%, 1/15/13	2,155	2,245,090
9.125%, 12/15/10(b)	270	290,703
Embarq Corp. 6.738%, 6/01/13	2,165	2,347,730
7.082%, 6/01/16	4,220	4,585,275

6	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

New Cingular Wireless Services, Inc. 7.875%, 3/01/11	$1,740	$1,888,307
8.125%, 5/01/12	7,920	9,036,791
Pacific Bell Telephone Co. 6.625%, 10/15/34	2,735	2,812,882
Qwest Corp. 7.50%, 10/01/14	2,070	2,090,700
7.875%, 9/01/11	2,415	2,490,469
8.875%, 3/15/12(b)	1,850	1,947,125
Telecom Italia Capital SA 4.00%, 1/15/10	2,815	2,834,255
6.175%, 6/18/14	2,155	2,337,630
6.375%, 11/15/33	310	316,755
US Cellular Corp. 6.70%, 12/15/33	2,940	3,029,417
Verizon Communications, Inc. 4.90%, 9/15/15	1,000	1,056,927
5.25%, 4/15/13	1,510	1,635,022
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	1,346	1,446,620
Vodafone Group PLC 5.35%, 2/27/12	200	214,200
5.50%, 6/15/11	1,860	1,975,578
7.75%, 2/15/10	2,640	2,706,003

		49,016,803

Consumer Cyclical—Automotive–0.3%
Daimler Finance North America LLC 4.875%, 6/15/10	635	647,322
5.75%, 9/08/11	695	729,997
Volvo Treasury AB 5.95%, 4/01/15(a)(c)	2,092	2,090,054

		3,467,373

Consumer Cyclical—Entertainment–0.7%
Time Warner, Inc. 6.875%, 5/01/12	1,805	1,986,980
Turner Broadcasting System, Inc. 8.375%, 7/01/13	2,314	2,640,529
The Walt Disney Co. 5.50%, 3/15/19	1,925	2,090,246

		6,717,755

Consumer Cyclical—Other–0.4%
Marriott International, Inc. Series J 5.625%, 2/15/13	2,601	2,653,551
MDC Holdings, Inc. 5.50%, 5/15/13	10	9,910
Toll Brothers Finance Corp. 5.15%, 5/15/15	300	288,481
6.875%, 11/15/12	855	902,032

		3,853,974

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Retailers–0.1%
Kohls Corp. 6.25%, 12/15/17	$100	$109,295
Wal-Mart Stores, Inc. 4.25%, 4/15/13	1,170	1,246,841

		1,356,136

Consumer Non-Cyclical–5.4%
Altria Group, Inc. 9.70%, 11/10/18	1,410	1,751,300
AstraZeneca PLC 5.40%, 9/15/12	200	219,197
Avon Products, Inc. 6.50%, 3/01/19	2,305	2,624,883
Baxter FinCo BV 4.75%, 10/15/10	2,428	2,523,768
Bottling Group LLC 6.95%, 3/15/14	2,060	2,400,831
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,143	1,135,751
5.875%, 5/15/13	1,805	1,908,417
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	2,420	2,522,168
Campbell Soup Co. 6.75%, 2/15/11	1,950	2,092,541
The Coca-Cola Co. 5.35%, 11/15/17	2,210	2,413,229
ConAgra Foods, Inc. 7.875%, 9/15/10	33	34,930
Diageo Capital PLC 7.375%, 1/15/14	2,085	2,416,304
Fisher Scientific International, Inc. 6.125%, 7/01/15	362	376,027
6.75%, 8/15/14	500	517,687
Fortune Brands, Inc. 4.875%, 12/01/13	1,257	1,259,498
Johnson & Johnson 5.55%, 8/15/17	2,130	2,393,515
Kraft Foods, Inc. 4.125%, 11/12/09	400	401,348
5.25%, 10/01/13	815	858,356
6.25%, 6/01/12	5,355	5,823,241
The Kroger Co. 6.80%, 12/15/18	918	1,046,514
Pepsico, Inc. 4.65%, 2/15/13	2,215	2,384,886
5.00%, 6/01/18	200	214,094
Pfizer, Inc. 5.35%, 3/15/15	2,340	2,591,098
The Procter & Gamble Co. 4.70%, 2/15/19	2,325	2,429,902
Reynolds American, Inc. 7.25%, 6/01/13	2,420	2,633,069
7.625%, 6/01/16	2,455	2,626,906
Safeway, Inc. 5.80%, 8/15/12	15	16,259
6.50%, 3/01/11	395	419,856

2009 Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Whirlpool Corp. 8.60%, 5/01/14	$285	$318,808
Wyeth 5.50%, 2/01/14	6,408	6,998,222

		55,352,605

Energy–1.5%
Amerada Hess Corp. 7.875%, 10/01/29	811	949,931
Anadarko Petroleum Corp. 5.95%, 9/15/16	249	263,830
6.45%, 9/15/36	741	765,077
Apache Corp. 5.25%, 4/15/13	1,295	1,389,250
5.625%, 1/15/17	100	108,889
Baker Hughes, Inc. 6.50%, 11/15/13	1,155	1,314,046
Canadian Natural Resources Ltd. 5.15%, 2/01/13	835	888,064
Conoco Funding Co. 6.35%, 10/15/11	25	27,395
Conoco, Inc. 6.95%, 4/15/29	5	5,868
Hess Corp. 6.65%, 8/15/11	45	48,290
Nabors Industries, Inc. 9.25%, 1/15/19	2,395	2,846,247
Noble Energy, Inc. 8.25%, 3/01/19	2,306	2,783,644
The Premcor Refining Group, Inc. 7.50%, 6/15/15	1,413	1,450,279
Valero Energy Corp. 6.875%, 4/15/12	1,465	1,576,664
Weatherford International Ltd. 5.15%, 3/15/13	1,025	1,076,652
6.00%, 3/15/18	395	409,262

		15,903,388

Technology–1.6%
Cisco Systems, Inc. 5.25%, 2/22/11	2,205	2,324,163
Computer Sciences Corp. 5.50%, 3/15/13	1,500	1,584,486
Dell, Inc. 5.625%, 4/15/14	1,450	1,602,251
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	3,473	3,875,243
IBM International Group Capital LLC 5.05%, 10/22/12	200	217,661
Motorola, Inc. 6.50%, 9/01/25	1,350	1,140,865
7.50%, 5/15/25	250	227,633
7.625%, 11/15/10	133	138,486
Oracle Corp. 4.95%, 4/15/13	1,260	1,363,713
5.25%, 1/15/16	925	1,006,279

	Principal Amount (000)	U.S. $ Value

Tyco Electronics Group SA 6.00%, 10/01/12	$100	$105,798
Xerox Corp. 7.625%, 6/15/13	510	523,758
8.25%, 5/15/14	1,920	2,182,447

		16,292,783

Transportation—Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	445	484,426

		217,955,148

Financial Institutions–12.0%
Banking–7.2%
American Express Centurion Bank FRN 0.401%, 11/16/09(d)	300	299,849
American Express Co. 8.125%, 5/20/19	2,390	2,826,631
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,175	1,272,337
Bank of America Corp. 4.50%, 8/01/10	135	138,101
4.875%, 1/15/13	3,110	3,190,061
7.625%, 6/01/19	1,455	1,639,481
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	280	306,776
Barclays Bank PLC 8.55%, 6/15/11(a)(e)	1,420	1,292,200
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17(e)	985	738,750
The Bear Stearns Co., Inc. 5.55%, 1/22/17	2,670	2,699,957
5.70%, 11/15/14	3,040	3,256,114
7.625%, 12/07/09	2,752	2,784,556
Citigroup, Inc. 5.00%, 9/15/14	3,726	3,545,606
5.30%, 1/07/16	20	19,459
5.50%, 4/11/13	1,835	1,877,803
6.50%, 1/18/11–8/19/13	105	109,073
8.50%, 5/22/19	2,690	3,036,566
Compass Bank 5.50%, 4/01/20	3,239	2,757,425
Countrywide Financial Corp. 5.80%, 6/07/12	420	443,060
6.25%, 5/15/16	1,140	1,141,802
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	1,224	1,243,993
Credit Suisse USA, Inc. 5.50%, 8/15/13	870	939,762
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	760	793,131
5.125%, 1/15/15	845	883,049
7.35%, 10/01/09	596	596,000
7.50%, 2/15/19	4,275	4,888,963

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Huntington National Bank 4.375%, 1/15/10	$980	$980,927
JP Morgan Chase & Co. 6.75%, 2/01/11	185	196,497
JP Morgan Chase Capital XVIII Series R 6.95%, 8/17/36	200	191,804
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	4	4,025
JPMorgan Chase & Co. FRN 0.633%, 11/01/12(d)	100	98,202
Manufacturers & Traders Trust Co. 8.00%, 10/01/10	300	311,829
Marshall & Ilsley Bank 5.00%, 1/17/17	2,310	1,687,032
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	879	880,871
Morgan Stanley 5.625%, 1/09/12	2,475	2,622,507
6.60%, 4/01/12	1,625	1,765,866
6.625%, 4/01/18	2,525	2,669,993
National Capital Trust II 5.486%, 3/23/15(a)(e)	705	509,362
National City Bank of Cleveland Ohio 6.25%, 3/15/11	2,680	2,735,873
Rabobank Nederland 11.00%, 6/30/19(a)(e)	250	306,250
Regions Financial Corp. 6.375%, 5/15/12	2,845	2,670,434
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	85	76,877
SouthTrust Corp. 5.80%, 6/15/14	15	15,260
UBS Preferred Funding Trust I 8.622%, 10/01/10(e)	1,437	1,323,497
UFJ Finance Aruba AEC 6.75%, 7/15/13	520	577,837
Union Bank of California 5.95%, 5/11/16	2,790	2,774,248
Union Planters Corp. 7.75%, 3/01/11	1,900	1,866,815
Wachovia Capital Trust III 5.80%, 3/15/11(e)	65	44,850
Wachovia Corp. 5.35%, 3/15/11	50	52,118
5.50%, 5/01/13	2,630	2,814,024
Wells Fargo & Co. 4.20%, 1/15/10	1,040	1,048,206
5.625%, 12/11/17	2,530	2,657,489

		73,603,198

Finance–1.9%
General Electric Capital Corp. 4.80%, 5/01/13	5,420	5,626,421
Series A 4.375%, 11/21/11	10	10,328

	Principal Amount (000)	U.S. $ Value

5.00%, 6/30/18(b)	$100	$96,982
5.00%, 6/27/18	125	123,704
5.50%, 12/18/18(b)	200	199,168
6.90%, 9/15/15	200	221,539
Series G 5.72%, 8/22/11	250	253,328
HSBC Finance Corp. 5.50%, 1/19/16	100	102,229
7.00%, 5/15/12	1,420	1,533,973
International Lease Finance Corp. 5.125%, 11/01/10	100	93,638
5.65%, 6/01/14	333	255,588
SLM Corp. 5.125%, 8/27/12	735	628,920
5.40%, 10/25/11	2,089	1,927,562
5.45%, 4/25/11	3,140	2,961,551
Series A 4.50%, 7/26/10	70	68,017
5.375%, 1/15/13–5/15/14	6,325	5,045,814

		19,148,762

Insurance–2.3%
Aegon NV 4.75%, 6/01/13	395	396,443
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	745	778,573
The Allstate Corp. 6.125%, 5/15/37(e)	2,495	2,020,950
Assurant, Inc. 5.625%, 2/15/14	705	725,498
Coventry Health Care, Inc. 5.95%, 3/15/17	540	484,191
6.125%, 1/15/15	210	202,500
6.30%, 8/15/14	1,670	1,639,793
Genworth Financial, Inc. 6.515%, 5/22/18	2,570	2,201,056
Humana, Inc. 6.30%, 8/01/18	1,170	1,115,879
6.45%, 6/01/16	240	242,068
7.20%, 6/15/18	510	516,154
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	895	842,453
Lincoln National Corp. 8.75%, 7/01/19	677	782,996
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,325	1,623,830
MetLife, Inc. 5.00%, 11/24/13	780	806,026
5.375%, 12/15/12	10	10,622
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,195	2,252,136
Principal Financial Group, Inc. 7.875%, 5/15/14	1,905	2,105,154

2009 Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.15%, 1/15/13	$1,710	$1,760,447
6.20%, 1/15/15	265	280,360
Series D 7.375%, 6/15/19	200	223,202
UnitedHealth Group, Inc. 5.25%, 3/15/11	15	15,590
6.00%, 2/15/18	770	809,151
Wellpoint Inc. 5.875%, 6/15/17	130	137,213
7.00%, 2/15/19	530	602,481
WellPoint, Inc. 4.25%, 12/15/09	8	8,055
XL Capital Ltd. 5.25%, 9/15/14	1,560	1,531,404
6.25%, 5/15/27	15	13,262

		24,127,487

REITS–0.6%
HCP, Inc. 5.95%, 9/15/11	15	15,407
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	1,555	1,463,100
8.125%, 5/01/11	15	15,700
Nationwide Health Properties, Inc. 6.50%, 7/15/11	85	87,614
Simon Property Group LP 5.00%, 3/01/12	2,830	2,918,316
5.625%, 8/15/14	2,196	2,265,897

		6,766,034

		123,645,481

Utility–2.9%
Electric–1.6%
Allegheny Energy Supply 5.75%, 10/15/19(a)(c)	2,355	2,353,351
Carolina Power & Light Co. 6.50%, 7/15/12	1,395	1,542,389
FirstEnergy Corp. Series B 6.45%, 11/15/11	241	260,656
Series C 7.375%, 11/15/31	1,663	1,864,102
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	535	582,897
Nisource Finance Corp. 6.80%, 1/15/19	2,705	2,769,420
7.875%, 11/15/10	760	799,531
Pacific Gas & Electric Co. 4.80%, 3/01/14	1,195	1,274,471
6.05%, 3/01/34	5	5,562
Progress Energy, Inc. 7.10%, 3/01/11	482	510,972

	Principal Amount (000)	U.S. $ Value

Public Service Company of Colorado Series 10 7.875%, 10/01/12	$540	$627,581
The Southern Co. Series A 5.30%, 1/15/12	884	948,920
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,180	1,240,069
Wisconsin Energy Corp. 6.25%, 5/15/67(e)	1,279	1,074,360

		15,854,281

Natural Gas–1.1%
DCP Midstream LLC 6.875%, 2/01/11	239	248,656
Duke Energy Field Services Corp. 7.875%, 8/16/10	435	455,954
Energy Transfer Partners LP 6.70%, 7/01/18	2,260	2,418,419
7.50%, 7/01/38	2,575	2,971,187
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	700	745,582
TransCanada Pipelines Ltd. 6.35%, 5/15/67(e)	2,725	2,387,484
Williams Co., Inc. 7.875%, 9/01/21	1,136	1,228,767
8.125%, 3/15/12	965	1,048,926

		11,504,975

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18	1,725	1,856,160

		29,215,416

Non Corporate Sectors–0.8%
Agencies—Not Government Guaranteed–0.8%
Gaz Capital SA 6.212%, 11/22/16(a)	4,975	4,776,000
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	2,705	2,961,975

		7,737,975

Total Corporates—Investment Grades (cost $361,400,172)		378,554,020

MORTGAGE PASS-THRU’S–17.2%
Agency Fixed Rate 30-Year–15.7%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–12/01/35	7,417	7,534,473

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Series 2007 4.50%, 1/01/37	$33	$33,866
5.50%, 7/01/35	3,183	3,351,100
Series 2008
5.50%, 4/01/38	26	27,151
Federal National Mortgage Association 6.00%, TBA	5,925	6,250,875
6.50%, TBA	8,275	8,843,906
Series 2003
5.00%, 11/01/33	6,626	6,878,470
5.50%, 4/01/33–7/01/33	12,493	13,143,651
Series 2004
5.50%, 4/01/34–11/01/34	10,298	10,825,997
6.00%, 9/01/34	606	644,433
Series 2005
4.50%, 5/01/35–9/01/35	14,312	14,570,145
5.50%, 2/01/35	10,606	11,155,628
6.00%, 4/01/35	5,696	6,052,107
Series 2006
5.00%, 2/01/36	19,443	20,154,857
5.50%, 4/01/36	2,189	2,298,829
6.50%, 1/01/36	80	86,566
Series 2007
4.50%, 9/01/35–3/01/36	8,966	9,143,233
5.00%, 11/01/35	24	24,988
5.50%, 5/01/36	139	146,233
Series 2008
5.50%, 12/01/35–3/01/37	14,637	15,372,267
6.00%, 3/01/37	23,329	24,730,081

		161,268,856

Agency ARMS–1.5%
Federal Home Loan Mortgage Corp. Series 2005 4.753%, 5/01/35(d)	2,024	2,110,399
Series 2006
5.747%, 12/01/36(d)	122	128,790
Series 2008
5.615%, 11/01/37(e)	2,178	2,296,061
Federal National Mortgage Association
Series 2003 4.762%, 12/01/33(e)	1,949	2,047,279
Series 2006
5.457%, 2/01/36(e)	2,355	2,476,255
6.194%, 3/01/36	1,963	2,075,151
Series 2007
4.731%, 3/01/34(e)	1,949	2,020,281
5.912%, 3/01/37(e)	22	23,668
5.936%, 2/01/37(d)	23	23,995
Series 2009
4.422%, 5/01/38(d)	2,447	2,549,740

		15,751,619

Total Mortgage Pass-Thru’s (cost $168,688,165)		177,020,475

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–11.1%
Canada–2.6%
Canadian Government Bond 3.75%, 6/01/19	CAD	27,005	$26,128,501

Hungary–0.5%
Hungary Government Bond Series 12/C 6.00%, 10/24/12	HUF	1,047,210	5,458,478

United States–8.0%
U.S. Treasury Bonds 4.50%, 2/15/36		$22,800	24,488,614
U.S. Treasury Notes 0.875%, 5/31/11		4,870	4,881,605
1.75%, 11/15/11–1/31/14		20,190	20,207,818
2.125%, 1/31/10		25,595	25,760,958
2.625%, 7/31/14		6,565	6,674,760

			82,013,755

Total Governments—Treasuries (cost $112,678,205)			113,600,734

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.4%
Non-Agency Fixed Rate CMBS–10.3%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.351%, 11/10/15		250	243,223
Series 2006-5, Class A4
5.414%, 9/10/47		5,570	5,067,916
Series 2007-5, Class A4
5.492%, 2/10/51		30	24,449
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41		220	215,373
Series 2005-T18, Class A4
4.933%, 2/13/42		2,995	2,915,984
Series 2006-PW12, Class A4
5.903%, 9/11/38		1,420	1,378,587
Series 2006-T24, Class A4
5.537%, 10/12/41		25	23,835
Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		1,700	1,617,065
Series 2006-C8, Class A4
5.306%, 12/10/46		3,895	3,389,827
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.02%, 6/15/38		5,275	4,473,936
Series 2006-C4, Class A3
5.467%, 9/15/39		220	186,971
Series 2006-C5, Class A3
5.311%, 12/15/39		3,070	2,492,159

2009 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	$75	$74,458
Series 2004-C1, Class A4
4.75%, 1/15/37	1,220	1,215,928
Series 2005-C1, Class A4
5.014%, 2/15/38	4,400	4,334,378
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	2,395	2,381,029
Series 2007-GG11, Class A4
5.736%, 12/10/49	40	36,017
Series 2007-GG9, Class A4
5.444%, 3/10/39	3,355	2,973,246
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP1, Class A4 5.038%, 3/15/46	2,960	2,867,786
Series 2006-CB1, Class A4
5.481%, 12/12/44	1,460	1,371,075
5.814%, 6/12/43	4,980	4,696,699
Series 2006-CB16, Class A4
5.552%, 5/12/45	3,890	3,601,550
Series 2006-CB17, Class A4
5.429%, 12/12/43	5,825	5,386,447
Series 2007-C1, Class A4
5.716%, 2/15/51	40	29,171
Series 2007-LD11, Class A4
6.006%, 6/15/49	35	30,592
Series 2007-LDPX, Class A2S
5.305%, 1/15/49	75	71,712
Series 2007-LDPX, Class A3
5.42%, 1/15/49	5,500	4,636,218
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	3,920	3,877,576
Series 2005-C1, Class A4
4.742%, 2/15/30	2,000	1,953,977
Series 2006-C3, Class A4
5.661%, 3/15/39	620	580,923
Series 2006-C4, Class A4
6.08%, 6/15/38	125	118,356
Series 2006-C6, Class A4
5.372%, 9/15/39	4,610	4,198,200
Series 2006-C7, Class A3
5.347%, 11/15/38	3,915	3,619,318
Series 2007-C1, Class A4
5.424%, 2/15/40	25	20,966
Series 2008-C1, Class A2
6.318%, 4/15/41	3,290	3,190,853
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.405%, 11/12/37	1,875	1,859,891

	Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	$2,180	$2,050,655
Series 2007-9, Class A4
5.70%, 9/12/49	30	23,693
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/15	3,830	3,845,128
Series 2007-HQ13, Class A3
5.569%, 12/15/44	5,240	4,324,327
Series 2007-IQ15, Class A4
6.076%, 6/11/49	2,770	2,431,109
Series 2007-T27, Class A4 5.803%, 6/11/42	6,210	5,860,271
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	5,315	4,772,276
Series 2007-C31, Class A4
5.509%, 4/15/47	5,345	4,139,519
Series 2007-C32, Class A3
5.929%, 6/15/49	4,140	3,291,853

		105,894,522

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.694%, 3/06/20(a)(d)	1,180	942,109

Total Commercial Mortgage-Backed Securities (cost $114,565,056)		106,836,631

CORPORATES—NON-INVESTMENT GRADES–5.2%

Industrial–3.1%
Basic–0.7%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	730	346,750
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)	1,035	1,045,350
Stora Enso Oyj 7.375%, 5/15/11	80	81,474
United States Steel Corp. 6.05%, 6/01/17	2,875	2,685,227
Westvaco Corp. 8.20%, 1/15/30	435	426,676
Weyerhaeuser Co. 6.75%, 3/15/12	2,410	2,510,688

		7,096,165

Capital Goods–0.9%
Case New Holland, Inc. 7.125%, 3/01/14	510	499,800
Masco Corp. 6.125%, 10/03/16	3,230	3,061,682

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Mohawk Industries, Inc. 6.875%, 1/15/16(b)	$2,945	$2,930,667
Owens Corning, Inc. 6.50%, 12/01/16	1,812	1,767,954
Textron Financial Corp. 4.60%, 5/03/10	291	289,947
5.125%, 2/03/11	531	531,315
5.40%, 4/28/13	380	373,121

		9,454,486

Communications—Media–0.2%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(b)	755	787,088
Clear Channel Communications, Inc. 5.50%, 9/15/14	1,640	723,650
CSC Holdings, Inc. Series B 7.625%, 4/01/11	80	83,000
Univision Communications, Inc. 12.00%, 7/01/14(a)	209	224,675

		1,818,413

Communications—Telecommunications–0.1%
Cricket Communications, Inc. 7.75%, 5/15/16(a)	455	461,825
Qwest Communications International, Inc. 7.50%, 2/15/14(b)	425	419,687
Series B
7.50%, 2/15/14	250	246,875

		1,128,387

Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. LLC 7.00%, 10/01/13	45	42,238
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15(f)	1,005	1,042,687

		1,084,925

Consumer Cyclical—Other–0.5%
Sheraton Holding Corp. 7.375%, 11/15/15	2,385	2,349,225
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12	2,621	2,719,287
William Lyon Homes, Inc. 10.75%, 4/01/13	100	53,750

		5,122,262

Consumer Cyclical—Retailers–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	409	385,668

Consumer Non-Cyclical–0.3%
Bausch & Lomb, Inc. 9.875%, 11/01/15	915	958,463

	Principal Amount (000)		U.S. $ Value

HCA, Inc. 8.50%, 4/15/19(a)		$1,265	$1,318,762
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		55	55,000
Stater Brothers Holdings 8.125%, 6/15/12		65	65,325
Tyson Foods, Inc. 7.85%, 4/01/16		15	15,300
8.25%, 10/01/11		75	78,750

			2,491,600

Energy–0.1%
Pride International, Inc. 7.375%, 7/15/14		5	5,125
Tesoro Corp. 6.50%, 6/01/17		1,160	1,049,800

			1,054,925

Services–0.0%
Service Corp. International 6.75%, 4/01/16		5	4,900

Technology–0.1%
Flextronics International Ltd. 6.50%, 5/15/13		900	877,500

Transportation—Airlines–0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22		1,139	956,528

Transportation—Railroads–0.0%
Trinity Industries, Inc. 6.50%, 3/15/14		5	4,950

			31,480,709

Financial Institutions–1.6%
Banking–0.9%
ABN Amro Bank NV 4.31%, 3/10/16(e)	EUR	625	507,599
BankAmerica Capital II Series 2 8.00%, 12/15/26		$1,298	1,252,570
Commerzbank Capital Funding Trust I
5.012%, 4/12/16(e)	EUR	300	230,478
Dexia Credit Local 4.30%, 11/18/15(e)		700	507,051
HBOS Capital Funding LP 4.939%, 5/23/16(e)		117	92,454
HBOS Euro Finance LP 7.627%, 12/09/11(e)		437	415,664
KBC Bank Funding Trust III 9.86%, 11/02/09(a)(e)		$1,910	1,317,900
Lloyds Banking Group PLC 5.92%, 10/01/15(a)(e)		1,300	741,000
6.267%, 11/14/16(a)(e)		2,715	1,547,550
6.657%, 5/21/37(a)(e)		2,400	1,464,000

2009 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

RBS Capital Trust III 5.512%, 9/30/14(e)	$2,085	$959,100
Zions Bancorporation 5.50%, 11/16/15	935	718,319

		9,753,685

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(g)	1,108	188,360
7.875%, 11/01/09(g)	2,323	394,910
Series G
4.80%, 3/13/14(g)	698	118,660

		701,930

Finance–0.4%
CIT Group, Inc. 5.00%, 2/01/15	5	3,202
5.125%, 9/30/14	595	381,167
5.85%, 9/15/16	2,450	1,544,071
7.625%, 11/30/12	2,365	1,540,351
5.80%, 12/15/16	250	116,840
CIT Group, Inc. FRN 0.10%, 12/14/16(d)	200	98,124

		3,683,755

Insurance–0.2%
ING Capital Funding Trust III 8.439%, 12/31/10(e)	1,570	1,051,900
ING Groep NV 5.775%, 12/08/15(e)	525	336,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	1,240	942,400

		2,330,300

REITS–0.0%
AMR Real Estate PTR/FIN 7.125%, 2/15/13	560	539,000

		17,008,670

Utility–0.5%
Electric–0.5%
The AES Corp. 7.75%, 3/01/14–10/15/15	1,020	1,026,650
Dynegy Holdings, Inc. 8.375%, 5/01/16	1,175	1,098,625
Edison Mission Energy 7.00%, 5/15/17	865	722,275
NRG Energy, Inc. 7.25%, 2/01/14	1,085	1,066,012
7.375%, 2/01/16	635	614,363
RRI Energy, Inc. 7.625%, 6/15/14	575	564,219

		5,092,144

Total Corporates—Non-Investment Grades (cost $58,148,378)		53,581,523

	Principal Amount (000)	U.S. $ Value

AGENCIES–4.1%
Agency Debentures–4.1%
Federal Home Loan Bank 5.00%, 11/17/17	$13,190	$14,409,112
Federal Home Loan Mortgage Corp. 4.125%, 12/21/12	100	107,305
5.125%, 11/17/17	14,171	15,745,129
Federal National Mortgage Association 3.25%, 4/09/13	180	189,211
6.25%, 5/15/29	8,440	10,355,737
6.625%, 11/15/30	560	722,799

Total Agencies (cost $40,079,191)		41,529,293

BANK LOANS–2.6%

Industrial–2.2%
Basic–0.2%
Georgia-Pacific LLC 3.53%–3.71%, 12/23/14(d)	184	182,363
Hexion Specialty Chemicals, Inc. 2.56%, 5/05/13(d)	89	74,362
2.88%, 5/05/13(d)	413	343,206
Ineos US Finance LLC 12/16/13(h)	100	83,750
12/16/14(h)	100	84,083
John Maneely Co. 3.49%–3.76%, 12/09/13(d)	768	625,617
Lyondell Chemical Company 3.75%, 12/20/13(d)	86	55,950
4.00%, 12/22/14(d)	52	33,964
7.00%, 12/22/14(d)	225	147,378
Lyondell Chemical Company (New Money Dip) 13.00%, 12/15/09(d)(i)	134	139,345
Lyondell Chemical Company (New Roll-Up Dip) 5.80%–6.56%, 12/15/09(d)	134	130,064
Univar Corp. Opco 3.25%, 10/10/14(d)	237	220,237

		2,120,319

Capital Goods–0.1%
Hawker Beechcraft Acquisition 3/26/14(h)	142	108,291
3/26/14(h)	8	6,391
Manitowoc Co., Inc. 7.50%, 11/06/14(d)	347	328,617
Ravago Holding America, Inc. 3.38%, 1/30/14(d)	486	398,725
Sequa Corp. 3.58%–3.94%, 12/03/14(d)	278	239,793
Tegrant Corp. (SCA Packaging) 5.79%, 3/08/15(d)	300	99,000

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

TRW Automotive Inc. 6.25%, 2/09/14(d)	$216	$214,986

		1,395,803

Communications—Media–0.2%
Cequel Communications LLC (Cebridge) 2.24%–4.25%, 11/05/13(d)	245	230,864
Charter Communications Operating LLC 6.25%, 3/06/14(d)	1,171	1,102,624
Clear Channel Communications, Inc. 1/29/16(h)	250	187,707
Nielsen Finance LLC 2.25%, 8/09/13(d)	292	274,835
4.00%, 5/01/16(d)	159	149,216
Univision Communications, Inc. 2.53%, 9/29/14(d)	625	526,706

		2,471,952

Communications—Telecommunications–0.2%
Sorenson Communications, Inc. 2.75%, 8/16/13(d)	853	806,259
7.25%, 2/16/14(d)	828	768,004

		1,574,263

Consumer Cyclical—Automotive–0.1%
Ford Motor Co. 3.25%–3.51%, 12/15/13(d)	463	410,186
Lear Corp. 7.86%, 4/25/12(d)(g)	300	269,501
Visteon Corp. 8.35%, 6/13/13(d)(g)	300	241,071

		920,758

Consumer Cyclical—Other–0.1%
Harrah’s Operating Co., Inc. 3.28%–3.50%, 1/28/15(d)	418	337,677
Las Vegas Sands LLC 2.04%, 5/23/14(d)	521	434,834
On Assignment, Inc. 6.75%, 1/31/13(d)	429	405,807
VML US Finance LLC 5.79%, 5/27/13(d)	249	236,882

		1,415,200

Consumer Cyclical—Retailers–0.1%
Michaels Stores, Inc. 2.50%–2.56%, 10/31/13(d)	250	222,187
Neiman Marcus Group, Inc. 2.25%–2.32%, 4/06/13(d)	500	432,500

		654,687

Consumer Non-Cyclical–0.4%
Best Brands Corp. 7.51%, 12/12/12(d)(j)	385	330,882
CHS/Community Health Systems, Inc. 2.50%–2.62%, 7/25/14(d)	351	329,799

	Principal Amount (000)	U.S. $ Value

Fenwal, Inc. 2.62%, 2/28/14(d)	$823	$712,113
HCA, Inc. 2.53%, 11/18/13(d)	911	858,747
Health Management Associates, Inc. 2.03%, 2/28/14(d)	368	344,675
Talecris Biotherapeutics Holdings Corp. 3.96%, 12/06/13(d)	680	664,831
Wrigley Jr Company 6.50%, 9/30/14(d)	289	293,442

		3,534,489

Energy–0.1%
Ashmore Energy International 3.25%, 3/30/12(d)	90	80,801
3.28%, 3/30/14(d)	375	337,633
Dalbo, Inc. 3.85%, 8/27/12(d)	370	253,645
Infrastrux Group, Inc. 4.50%, 11/03/12(d)(j)	786	746,847

		1,418,926

Other Industrial–0.1%
Education Management LLC 2.06%, 6/03/13(d)	469	445,722
Swift Transportation Co., Inc. 5/12/14(h)	338	311,001

		756,723

Services–0.2%
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.74%–3.78%, 5/08/14(d)	470	321,870
Sabre, Inc. 2.50%–2.74%, 9/30/14(d)	500	439,325
Travelport LLC 2.75%–2.78%, 8/23/13(d)	333	307,838
2.78%, 8/23/13(d)	67	62,084
West Corp. 2.62%, 10/24/13(d)	965	910,169

		2,041,286

Technology–0.4%
Avaya Inc. 10/24/14(h)	250	200,832
Dealer Computer Services, Inc. 2.25%, 10/26/12(d)	754	660,659
5.75%, 10/26/13(d)	500	385,000
Dresser, Inc. 2.68%, 5/04/14(d)	485	453,745
First Data Corp. 3.00%–3.04%, 9/24/14(d)	243	208,831
Freescale Semiconductor, Inc. 2.01%, 11/29/13(d)	500	398,525
IPC Systems, Inc. 2.50%–2.53%, 6/02/14(d)	695	563,371
5.53%, 6/01/15(d)	750	427,500

2009 Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Sitel, LLC (ClientLogic) 5.74%–6.05%, 1/30/14(d)	$683	$553,226
Sungard Data Systems, Inc. 2.00%, 2/28/14(d)	17	15,691
3.95%–4.09%, 2/28/16(d)	224	217,849

		4,085,229

Transportation—Airlines–0.0%
Delta Airlines 3.50%, 4/30/14(d)	498	415,145

Transportation—Services–0.0%
Oshkosh Truck Corp. 6.33%–6.60%, 12/06/13(d)	158	157,834

		22,962,614

Utility–0.2%
Electric–0.2%
Calpine Corp. 3.17%, 3/29/14(d)	244	223,563
FirstLight Power Resources, Inc. 4.81%, 5/01/14(d)	800	680,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(d)(k)(l)	308	156,299
12.00%, 6/09/14(d)(j)(k)(l)	93	0
Texas Competitive Electric Holdings Company LLC 3.75%–3.78%, 10/10/14(d)	1,376	1,094,000

		2,153,862

Financial Institutions–0.2%
Finance–0.1%
CIT Group, Inc. 13.00%, 1/20/12(d)	720	741,089
LPL Holdings 2.00%–2.03%, 6/28/13(d)	219	205,848

		946,937

REITS–0.1%
Crescent Resources, LLC 8.36%, 9/07/12(d)(g)	1,808	584,488
13.50%, 6/10/10(d)	300	301,500

		885,988

		1,832,925

Total Bank Loans (cost $30,973,535)		26,949,401

INFLATION-LINKED SECURITIES–2.4%
United States–2.4%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $24,470,685)	23,225	24,691,236

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS—SOVEREIGN BONDS–2.1%
Brazil–0.8%
Republic of Brazil 8.25%, 1/20/34	$6,010	$7,924,185

Peru–0.5%
Republic of Peru 8.375%, 5/03/16	1,470	1,789,725
9.875%, 2/06/15	3,150	3,994,200

		5,783,925

Poland–0.5%
Poland Government International Bond 6.375%, 7/15/19	4,340	4,854,724

Russia–0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,142	3,411,411

Total Governments—Sovereign Bonds (cost $19,058,054)		21,974,245

ASSET-BACKED SECURITIES–1.1%
Home Equity Loans—Floating Rate–0.9%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.516%, 5/25/37(d)	65	2,214
Countrywide Asset-Backed Certificates Series 2002-4, Class A1 0.986%, 2/25/33(d)	4	1,931
Series 2006-S5, Class A1 0.356%, 6/25/35(d)	5	3,888
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(d)	52	45,279
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.506%, 1/20/35(d)	758	640,698
Series 2006-1, Class M1 0.526%, 1/20/36(d)	30	23,699
Series 2007-1, Class M1 0.626%, 3/20/36(d)	110	62,145
Series 2007-2, Class M1 0.556%, 7/20/36(d)	40	22,790
Home Equity Asset Trust Series 2007-2, Class M1 0.676%, 7/25/37(d)	4,620	100,748
Series 2007-3, Class M1 0.596%, 8/25/37(d)	4,590	128,470
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2 0.636%, 1/25/36(d)	1,515	317,256
Series 2007-WF1, Class 2A2 0.376%, 5/25/37(d)	7,980	5,283,595

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.356%, 11/25/36(d)	$149	$106,962
Master Asset Backed Securities Trust Series 2006-NC2, Class A3 0.356%, 8/25/36(d)	220	113,898
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.376%, 4/25/37(d)	3,108	1,861,624
Novastar Home Loan Equity Series 2007-2, Class M1 0.546%, 9/25/37(d)	25	599
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.476%, 2/25/37(d)	1,200	24,624
RAAC Series Series 2006-SP3, Class A1 0.326%, 8/25/36(d)	164	157,799
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.416%, 3/25/35(d)	44	43,827
Series 2005-RZ1, Class A2 0.446%, 4/25/35(d)	43	43,147
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.376%, 7/25/37(d)	85	35,128
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.546%, 4/25/34(d)	62	37,315

		9,057,636

Home Equity Loans—Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.391%, 12/25/32	546	347,298
Bayview Financial Acquisition Trust Series 2005-D, Class AF2 5.402%, 12/28/35	90	82,961
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	546	390,907
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	124	27,109
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class AF2 4.751%, 8/25/35	117	109,171
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	78	78,660

		1,036,106

	Principal Amount (000)	U.S. $ Value

Other ABS—Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	$700	$658,000

Other ABS—Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(a)(d)	1,410	42,300

Total Asset-Backed Securities (cost $28,278,263)		10,794,042

CMOS–0.8%
Non-Agency ARMS–0.5%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 5.948%, 5/25/36(e)	69	35,362
Series 2007-1, Class 21A1 5.619%, 1/25/47(e)	183	102,305
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.122%, 5/25/35(e)	2,555	2,125,278
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)	160	101,483
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 3.129%, 6/25/46(e)	4,252	1,723,171
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.139%, 6/26/35(a)	378	368,770
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.901%, 5/25/36(e)	1,483	774,055
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.159%, 12/25/35(e)	9	7,927
Residential Funding Mortgage Securities, I Inc. Series 2005-SA3, Class 3A 5.249%, 8/25/35(e)	87	71,827

		5,310,178

Non-Agency Floating Rate–0.3%
Banc of America Funding Corp. Series 2007-B, Class A1 0.456%, 4/20/47(d)	99	45,861
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.901%, 12/25/35(d)	955	515,712
Series 2006-OA14, Class 3A1 1.751%, 11/25/46(d)	2,721	1,153,475
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 0.356%, 3/25/36(d)	0	161
Lehman XS Trust Series 2007-4N, Class M1 0.696%, 3/25/47(d)	145	890

2009 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.566%, 10/25/28(d)	$9	$7,478
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.446%, 7/20/36(d)	44	33,762
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.576%, 10/19/34(d)	879	598,516
WaMu Mortgage Pass Through Certificates Series 2005-AR13, Class B1 0.846%, 10/25/45(d)	58	3,730
Series 2005-AR13, Class B2 0.876%, 10/25/45(d)	58	2,606
Series 2007-OA1, Class A1A 1.751%, 2/25/47(d)	84	40,366
Series 2007-OA3, Class B1 0.696%, 4/25/47(d)	25	375

		2,402,932

Non-Agency Fixed Rate–0.0%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.048%, 7/25/36	93	49,774
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	276	247,040

		296,814

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.553%, 5/28/35	323	294,160

Total CMOs (cost $14,784,635)		8,304,084

QUASI-SOVEREIGNS–0.8%
Quasi-Sovereign Bonds–0.8%
Russia–0.8%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	2,825	2,712,000
7.75%, 5/29/18(a)	5,380	5,554,850

Total Quasi-Sovereigns (cost $8,014,025)		8,266,850

	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS—CORPORATE BONDS–0.1%
Industrial–0.1%
Energy–0.1%
Ecopetrol SA 7.625%, 7/23/19(a) (cost $855,965)	$859	$940,605

	Shares
PREFERRED STOCKS–0.0%
Non Corporate Sectors–0.0%
Agencies—Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(e)	39,550	71,585
Federal National Mortgage Association 8.25%(e)	59,175	95,272

Total Preferred Stocks (cost $2,468,125)		166,857

	Principal Amount (000)
SUPRANATIONALS–0.0%
European Investment Bank 5.125%, 5/30/17 (cost $16,368)	$15	16,658

	Shares
SHORT-TERM INVESTMENTS–7.0%
Investment Companies–7.0%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio(m) (cost $72,202,813)	72,202,813	72,202,813

Total Investments—101.8% (cost $1,056,681,635)		1,045,429,467

Other assets less liabilities—(1.8)%		(18,591,558)

Net Assets—100.0%		$1,026,837,909

18	Sanford C. Bernstein Fund II, Inc.

INTEREST RATE SWAP TRANSACTIONS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$72,500	9/17/10	3 Month LIBOR	2.780%	$1,592,466

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
U.S. Treasury Note 5 Yr Futures	66	December 2009	$7,567,462	$7,662,187	$94,725

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)

Sale Contracts:
Canadian Dollar	Settling 10/28/09	9,297	$8,596,423	$8,684,271	$(87,848)
Canadian Dollar	Settling 10/28/09	18,724	17,042,360	17,489,362	(447,002)
Euro	Settling 11/16/09	727	1,053,469	1,063,539	(10,070)
Euro	Settling 11/16/09	420	614,233	614,588	(355)
Hungarian Forint	Settling 11/17/09	980,559	5,196,943	5,284,134	(87,191)
Hungarian Forint	Settling 11/17/09	78,485	416,218	422,948	(6,730)

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate		Maturity	Amount

ING Financial Markets, LLC	-2.50	%*	12/31/09	$1,052,975

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate market value of these securities amounted to $50,647,844 or 4.9% of net assets.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.
(c)	When-Issued or delayed delivery security.
(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.
(e)	Variable rate coupon, rate shown as of September 30, 2009.
(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $1,037,500.
(g)	Security is in default and is non-income producing.
(h)	This position or a portion of this position represents an unsettled loan purchase. At September 30, 2009, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $982,057 and $44,878, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(i)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $46,433 and $1,756, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(j)	Pay-In-Kind Payments (PIK).
(k)	Illiquid security.
(l)	Fair valued.
(m)	Investment in affiliated money market mutual fund.
*	Interest payment due from counterparty.

2009 Annual Report	19

Schedule of Investments (continued)

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2009, the fund’s total exposure to subprime investments was 1.52% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro Dollar

HUF—Hungarian Forint

Glossary:

ABS—Asset-Backed Securities

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FRN—Floating Rate Note

LIBOR—London Interbank Offered Rates

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

20	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2009

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers (cost $984,478,822)	$973,226,654
Affiliated issuers (cost $72,202,813)	72,202,813
Cash in bank (a)	186,412
Receivables:
Interest & dividends	11,459,496
Investment securities sold	872,442
Capital shares sold	4,258,883
Margin due from broker on futures contracts	9,797
Unrealized appreciation of interest rate swap agreements	1,592,466
Other asset	204,601 (b)

Total assets	1,064,013,564

LIABILITIES
Reverse repurchase agreements	1,052,975
Payables:
Dividends to shareholders	1,302,191
Investment securities purchased	31,677,904
Capital shares redeemed	2,071,128
Management fee	337,283
Accrued expenses	94,978
Unrealized depreciation of forward currency exchange contracts	639,196

Total liabilities	37,175,655

NET ASSETS	$1,026,837,909

SHARES OF CAPITAL STOCK OUTSTANDING	68,005,142

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.10

NET ASSETS CONSIST OF:
Capital stock, at par*	$68,005
Additional paid-in capital	1,041,236,772
Undistributed net investment income/(excess distributions)	(1,616,900)
Accumulated net realized loss on investment and foreign currency transactions	(2,675,395)
Unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(9,564,977)
Foreign currency denominated assets and liabilities	(609,596)

$1,026,837,909

(a) An amount of $66,000 has been segregated to collateralize margin requirements for the open futures contracts at September 30, 2009.

(b) See Note 5.

* The Sanford C. Bernstein Fund II, Inc., has authorized 300 million shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2009 Annual Report	21

Statement of Operations—for the year ended September 30, 2009

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$53,068,825
Dividends—Affiliated issuers	155,144

Total income	53,223,969

Expenses:
Management fee (see Note 2A)	4,838,750
Custodian fee	223,069
Transfer Agent fee	13,799
Auditing and tax fees	50,438
Directors’ fees and expenses	48,770
Registration fees	26,833
Legal fees	18,483
Printing fees	11,938
Miscellaneous	34,520

Total expenses	5,266,600
Less: expenses waived and reimbursed by the Adviser	(911,725)

Net expenses	4,354,875

Net investment income	48,869,094

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(14,679,318)
Futures transactions	8,665,202
Foreign currency transactions	(562,907)
Swap transactions	4,834,221

Net realized loss on investment and foreign currency transactions	(1,742,802)

Net change in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	86,211,042
Foreign currency denominated assets and liabilities	(609,596)

Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	85,601,446

Net realized and unrealized gain on investment and foreign currency transactions	83,858,644

Net increase in net assets resulting from operations	$132,727,738

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$48,869,094	$53,525,185
Net realized gain (loss) on investment and foreign currency transactions	(1,742,802)	18,069,994
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	85,601,446	(92,037,633)
Contributions from Adviser (see Note 2A)	0	71,199

Net increase (decrease) in net assets resulting from operations	132,727,738	(20,371,255)

Dividends and distributions to shareholders:
Dividends from net investment income	(49,766,220)	(57,265,519)
Distributions from net realized gain on investment transactions	(5,438,694)	0

Total dividends and distributions to shareholders	(55,204,914)	(57,265,519)

Capital-share transactions:
Net proceeds from sales of shares	279,820,502	296,124,088
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,941,572	19,781,140

Total proceeds from shares sold	305,762,074	315,905,228
Cost of shares redeemed	(384,092,630)	(279,112,793)

Net increase (decrease) in net assets from capital-share transactions	(78,330,556)	36,792,435

Net decrease in net assets	(807,732)	(40,844,339)

NET ASSETS:
Beginning of period	1,027,645,641	1,068,489,980

End of period (a)	$1,026,837,909	$1,027,645,641

(a) Includes excess distributions of:	$(1,616,900)	$(1,471,281)

See Notes to Financial Statements.

2009 Annual Report	23

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$13.93	$14.98	$15.06	$15.25		$15.48

Income from investment operations:
Investment income, net†	0.70	0.73	0.73	0.70		0.64
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	(1.00)	(0.04)	(0.18)		(0.13)
Contributions from Adviser	0	.00 (a)	0	0		0

Total from investment operations	1.96	(0.27)	0.69	0.52		0.51

Less distributions:
Dividends from taxable net investment income	(0.71)	(0.78)	(0.77)	(0.71)		(0.65)
Dividends from net realized gain on investment transactions	(0.08)	0	0	0		(0.09)

Total distributions	(0.79)	(0.78)	(0.77)	(0.71)		(0.74)

Net asset value, end of period	$15.10	$13.93	$14.98	$15.06		$15.25

Total return (b)	14.80%	(1.96)% *^	4.68%	3.53%		3.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,026,838	$1,027,646	$1,068,490	$757,802		$650,915
Average net assets (000 omitted)	$967,750	$1,085,900	$904,442	$710,128		$611,401
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	(c)	0.45%
Ratio of expenses to average net assets before reimbursement	0.54%	0.54%	0.56%	0.58%	(c)	0.57%
Ratio of net investment income to average net assets	5.05%	4.93%	4.86%	4.68%	(c)	4.16%
Portfolio turnover rate	75%	99%	219%	511%		619%

†	Based on average shares outstanding.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance by ..05% for the year ended September 30, 2008.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
(a)	Amount is less than .005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in short term money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with the provisions set forth in U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the

2009 Annual Report	25

Notes to Financial Statements (continued)

Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2009:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporates—Investment Grades	$—	$366,073,717	$12,480,303	$378,554,020
Mortgage Pass-Thru’s	—	177,020,475	—	177,020,475
Governments—Treasuries	—	113,600,734	—	113,600,734
Commercial Mortgage-Backed Securities	—	102,491,338	4,345,293	106,836,631
Corporates—Non-Investment Grades	—	50,260,882	3,320,641	53,581,523
Agencies	—	41,529,293	—	41,529,293
Bank Loans	—	—	26,949,401	26,949,401
Inflation-Linked Securities	—	24,691,236	—	24,691,236
Governments—Sovereign Bonds	—	9,195,336	12,778,909	21,974,245
Asset-Backed Securities	—	—	10,794,042	10,794,042
CMOs	—	294,160	8,009,924	8,304,084
Quasi-Sovereigns	—	—	8,266,850	8,266,850
Emerging Markets—Corporate Bonds	—	940,605	—	940,605
Preferred Stocks	—	166,857	—	166,857
Supranationals	—	16,658	—	16,658
Short-Term Investments	72,202,813	—	—	72,202,813

Total Investments in Securities	72,202,813	886,281,291	86,945,363	1,045,429,467
Other Financial Instruments*	94,725	953,270	—	1,047,995

Total	$72,297,538	$887,234,561	$86,945,363	$1,046,477,462

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

26	Sanford C. Bernstein Fund II, Inc.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATES— INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES— NON-INVESTMENT GRADES	BANK LOANS
Balance as of 9/30/08	$1,128,259	$4,850,101	$1,295,427	$46,996,391
Accrued discounts/premiums	20,413	(537)	1,707	176,439
Realized gain (loss)	—	—	1,191	(10,513,702)
Change in unrealized appreciation/depreciation	1,827,763	(47,132)	459,078	6,611,319
Net purchases (sales)	5,799,931	—	1,230,663	(16,321,046)
Net transfers in and/or out of Level 3	3,703,937	(457,139)	332,575	—

Balance as of 9/30/09	$12,480,303	$4,345,293	$3,320,641	$26,949,401

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$1,827,763	$(47,132)	$459,078	$3,070,403

	GOVERNMENTS— SOVEREIGN BONDS	ASSET- BACKED SECURITIES	CMOS	QUASI- SOVEREIGNS
Balance as of 9/30/08	$—	$18,082,131	$13,541,326	$1,984,563
Accrued discounts/premiums	(6,552)	7,552	5,481	16,547
Realized gain (loss)	—	(1,165,920)	(913,593)	—
Change in unrealized appreciation/depreciation	2,179,963	(2,301,405)	(294,346)	2,190,164
Net purchases (sales)	9,240,835	(3,828,316)	(4,328,944)	67,000
Net transfers in and/or out of Level 3	1,364,663	—	—	4,008,576

Balance as of 9/30/09	$12,778,909	$10,794,042	$8,009,924	$8,266,850

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$2,179,964	$(3,459,993)	$(502,480)	$2,190,164

	OTHER FINANCIAL INSTRUMENTS*	TOTAL
Balance as of 9/30/08	$(2,089,946)	$85,788,252
Accrued discounts/premiums	—	221,050
Realized gain (loss)	3,630,295	(8,961,729)
Change in unrealized appreciation/depreciation	1,117,424	11,742,828
Net purchases (sales)	(3,630,295)	(11,770,172)
Net transfers in and/or out of Level 3	972,522	9,925,134

Balance as of 9/30/09	$—	$86,945,363

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/09*	$—	$5,717,767

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

2009 Annual Report	27

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

28	Sanford C. Bernstein Fund II, Inc.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, reclassifications of distributions, foreign currency gain (loss), paydown gain (loss), swap income (loss) and prior period adjustments is reflected as an adjustment to the components of capital as of September 30, 2009, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$9,532	$751,507	$(761,039)

H.	Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Portfolio and the Adviser have entered into an Expense Limitation Agreement (the “Agreement”), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the year ended September 30, 2009, the aggregate amount of such fee waiver was $911,725.

During the year ended September 30, 2008, the Adviser reimbursed the Portfolio $71,199 for trading losses incurred due to trade entry errors.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

2009 Annual Report	29

Notes to Financial Statements (continued)

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2009 is as follows:

	MARKET VALUE SEPTEMBER 30, 2008 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2009 (000)	DIVIDEND INCOME (000)
Government STIF	$39,097	$515,457	$482,351	$72,203	$155

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2008 through September 30, 2009, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$288,514,041	$316,067,769
U.S. government securities	403,318,181	443,429,597

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$1,058,330,407

Gross unrealized appreciation	$40,426,716
Gross unrealized depreciation	(53,327,656)

Net unrealized depreciation	$(12,900,940)

B.	Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract

30	Sanford C. Bernstein Fund II, Inc.

and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2009, the Portfolio had no transactions in written options.

•	Swap Agreements

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

2009 Annual Report	31

Notes to Financial Statements (continued)

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/

32	Sanford C. Bernstein Fund II, Inc.

performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

At September 30, 2009, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts				Unrealized depreciation of forward currency exchange contracts	$639,196
Interest rate contracts	Receivable for margin on futures contracts	$94,725	*
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	1,592,466

Total		$1,687,191			$639,196

*	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(2,067,427)	$(639,196)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	8,665,202	403,336
Interest rate swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	4,834,221	3,682,412

Total		$11,431,996	$3,446,552

For the year ended September 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $29,892,632, average monthly original value of futures contracts was $27,052,590 and average monthly notional amount of interest rate swaps was $92,900,417.

2009 Annual Report	33

Notes to Financial Statements (continued)

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2009, the average amount of reverse repurchase agreements outstanding was $40,427 and the daily weighted average annualized interest rate was (2.50)%. During the period, the Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$50,217,041	$56,802,411
Net long-term capital gains	4,987,873	463,108

Total distributions paid	$55,204,914	$57,265,519

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$6,393,461	$0	$(8,826,712)	$(10,475,966)	$(12,909,217)

(a)	Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2009, the Portfolio defers to October 1, 2009 post-October long term capital losses of $8,197,941. The Portfolio also has deferred straddle losses of $628,771 for the year ended September 30, 2009.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, swap income (loss) accrual, and mark to market on futures and forwards contracts.

34	Sanford C. Bernstein Fund II, Inc.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable, deferred compensation, book to tax differences on defaulted securities and book to tax differences on inflation protection securities.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

During the year ended September 30, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. LBSF had posted collateral to secure its obligations under the swaps, and this was regularly marked to market. However, due to changes in the value of the swap contracts and the collateral through the termination date, the collateral was insufficient to cover Lehman Brothers’ obligations under the termination provisions in the amount of $1,818,668. The Portfolio’s claim to the collateral shortfall balance is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of September 30, 2009, 1,614,068 was recorded by the Portfolio as a realized loss on the Bankruptcy Claim based upon the estimated recovery value of the Bankruptcy Claim, resulting in the Bankruptcy Claim being valued by the Portfolio at $204,600 (11.25% of the Bankruptcy Claim). The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

2009 Annual Report	35

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2009 and September 30, 2008, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08
Shares sold	20,129,410	19,989,798
Shares issued to shareholders on reinvestment of dividends and distributions	1,889,361	1,335,908
Shares redeemed	(27,784,561)	(18,882,958)

Net increase (decrease) in shares outstanding	(5,765,790)	2,442,748
Shares outstanding at beginning of period	73,770,932	71,328,184

Shares outstanding at end of period	68,005,142	73,770,932

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2009.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

36	Sanford C. Bernstein Fund II, Inc.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

2009 Annual Report	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Sanford C. Bernstein Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Duration Institutional Portfolio, a portfolio of Sanford C. Bernstein Fund II, Inc., as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2009

38	Sanford C. Bernstein Fund II, Inc.

Tax Information (Unaudited)

For the fiscal year ended September 30, 2009, the Fund designates the maximum amount allowable but not less than $36,912,304 as interest related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“Code”). In addition, the Fund designates the maximum amount allowable but not less than $998,099 as short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Code. In addition, the Fund designates the maximum amount allowable but not less than $4,987,873 as a capital gain dividend in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

2009 Annual Report	39

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Robert M. Keith

President and Chief Executive Officer

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Joran Laird

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Laird, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION
Name, Address and Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS**
Chairman of the Board William H. Foulk, Jr.,†+ 77 (2002)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin,† 67 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Adviser from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey,† 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc. and The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy,† 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

2009 Annual Report	41

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address and Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Nancy P. Jacklin,† 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody,† 57 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr.,† 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner,† 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

* There is no stated term of office for the Fund’s Directors.

** The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

42	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser† since July 2008; Director of ABI† and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Paul J. DeNoon, 47	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2004.

Shawn E. Keegan, 38	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2004.

Joran Laird, 34	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2004.

Alison M. Martier, 52	Vice President	Senior Vice President of the Adviser† with which she has been associated since prior to 2004.

Douglas J. Peebles 44	Vice President	Executive Vice President of the Adviser† with which he has been associated since prior to 2004.

Greg J. Wilensky, 42	Vice President	Senior Vice President of the Adviser† with which he has been associated since prior to 2004.

2009 Annual Report	43

Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Emilie D. Wrapp, 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI† with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)† with which he has been associated since prior to 2004.

Stephen Woetzel, 38	Controller	Vice President of ABIS† with which he has been associated since prior to 2004.

* The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

44	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc. - Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/08 ($MIL)
Intermediate Duration Institutional Portfolio	50 bp on 1st $1 billion[4] 45 bp on the balance	$1,028.2

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.54%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed.

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

4 Although the breakpoint starts out at 50 bp the Fund has an expense cap of 45 bp, which effectively reduces the advisory fee.

2009 Annual Report	45

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets.

FUND	NET ASSETS 09/30/08 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,028.2	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.209%	0.499%[6]

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s effective advisory fees based on September 30, 2008 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.499%	0.499%[6]

5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6 Note that the Fund has an expense cap of 0.45%, which effectively reduces the Fund’s advisory fees by at least five basis points.

46	Sanford C. Bernstein Fund II, Inc.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth in the table below.7 Also shown are what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund and the Fund’s effective advisory fee based on September 30, 2008 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.499%[6]

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.9 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[10]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.495	0.512	8/16

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.11

FUND	EXPENSE RATIO (%)	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.559	3/16	0.550	25/87

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.12

7 Note that AVPS was also affected by the settlement between the Adviser and the NYAG. As a result, the AVPS Intermediate Bond Portfolio has the same fee schedule as the Fund.

8 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

9 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the effective management fee.

11 Except for asset (size) comparability, Lipper uses the same criteria for an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12 Note the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

2009 Annual Report	47

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

13 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14 The Deli study was originally published in 2002 based on 1997 data.

15 The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48	Sanford C. Bernstein Fund II, Inc.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2008.18

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
1 year	2.95	2.93	3.83	8/16	77/129
3 year	3.19	3.21	3.39	9/16	60/98
5 year	3.98	4.12	4.13	9/14	49/84

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark for the period ending July 31, 2008. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.19

	PERIODS ENDING JULY 31, 2008 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	2.95	3.20	3.99	4.43	2.81	0.28	5
Lehman Brothers Aggregate Bond Index	6.15	4.37	4.55	5.06	3.13	0.43	5
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

16 It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

18 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

19 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

2009 Annual Report	49

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0909

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
Bernstein Intermediate Duration Inst. Port	2008	$36,700	$1,684	$13,625
	2009	$34,179	$—	$7,800

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

Bernstein Intermediate Duration Inst Port	2008	$386,659	$15,309
			$(1,684)
			$(13,625)
	2009	$192,049	$7,800
			$—
			$(7,800)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 27, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: November 27, 2009